                   IN THE UNITED STATES DISTRICT COURT FOR THE
                          WESTERN DISTRICT OF MISSOURI
                                WESTERN DIVISION

KANSAS CITY POWER & LIGHT                    )
COMPANY,                                     )
                                             )
               Plaintiff,                    )
                                             )
     vs.                                     )    Civil Action No. 96-552-CV-W-5
                                             )
                                             )
                                             )
WESTERN RESOURCES, INC. and                  )
ROBERT T. RIVES,                             )
                                             )
               Defendants,                   )
____________________________________         )
                                             )
JACK MANSON, individally and on              )
behalf of all individual and/or              )
entities similarly situated,                 )
                                             )
               Intervenor Defendant and      )
               Counterclaim Plaintiff,       )
                                             )
                                             )
     vs.                                     )
                                             )
A. DRUE JENNINGS, DR. DAVID L. BODDE,        )
WILLIAM H. CLARK, ROBERT J. DINEEN,          )
ARTHUR J. DOYLE, W. THOMAS GRANT II,         )
GEORGE E. NETTELS, JR., LINDA HOOD           )
TALBOTT, Ph.D., ROBERT H. WEST, and          )
KANSAS CITY POWER & LIGHT CO., a             )
Missouri corporation.                        )
                                             )
               Counterclaim Defendants.      )


               KANSAS CITY POWER & LIGHT COMPANY'S MOTION FOR STAY
             PENDING DISPOSITION OF A PETITION FOR WRIT OF MANDAMUS
              -----------------------------------------------------

          Kansas City Power & Light Company ("KCPL") respectfully moves for a stay, pending disposition of a Petition for Writ of Mandamus from the United States Court of Appeals for the Eighth Circuit, of this Court's order compelling production by KCPL of KCPL's privileged documents. Suggestions in support are filed with this motion.

                                        Respectfully submitted,


                                        /s/ David F. Oliver
                                        ----------------------------------------
                                        John M. Edgar                 MO #20524
                                        David F. Oliver               MO #28065
                                        BRYAN CAVE LLP
                                        3500 One Kansas City Place
                                        1200 Main
                                        Kansas City, Missouri 64105
                                        Telephone:   (816) 374-3200
                                        Facsimile:   (816) 374-3300


                                                  and

                                        Steven J. Rothschild
                                        R. Michael Lindsey
                                        SKADDEN, ARPS, SLATE, MEAGHER &
                                         FLOM
                                        One Rodney Square
                                        P.O. Box 636
                                        Wilmington, Delaware 19899
                                        Telephone:   (302) 651-3000
                                        Facsimile:   (302) 651-3001

                                        ATTORNEYS FOR PLAINTIFF KANSAS CITY
                                        POWER & LIGHT COMPANY and
                                        COUNTERCLAIM DEFENDANTS


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

                             CERTIFICATE OF SERVICE

          I hereby certify that a copy of the foregoing was transmitted via facsimile and mailed, postage prepaid, on this 5th day of July, 1996, to:

          Lawrence M. Berkowitz, Esq.
          Kurt D. Williams, Esq.
          STINSON, MAG & PIZZELL, P.C.
          1201 Walnut Street
          Kansas City, MO 64106
                 and
          John L. Hardiman, Esq.
          Tariq Mundiya, Esq.
          SULLIVAN & CROMWELL
          125 Broad Street
          New York, NY 10004
          ATTORNEYS FOR DEFENDANTS WESTERN
          RESOURCES, INC. and ROBERT L. RIVES

          Michael E. Waldeck, Esq.
          William J. DeBauche, Esq.
          Angela K. Green, Esq.
          Michael E. Griffin, Esq.
          NIEWALD, WALDECK & BROWN
          1200 Main Street, Suite 4100
          Kansas City, MO 64105
                and
          OF COUNSEL:
          David Harrison, Esq.
          LOWEY, DANNENBERG, BEMPEROD
           & SELINGER, P.C.
          747 Third Avenue, 30th Floor
          New York, NY 10017
          ATTORNEYS FOR INTERVENOR


                              /s/ David F. Oliver
                              ----------------------------------------
                              Attorney for Plaintiff


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